Exhibit 4.13.34
The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any e-mail communication which refers to this document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.
     SUPPLEMENT NO. 35 (this “Supplement”) dated as of March 20, 2012 to the Collateral Agreement dated as of November 5, 2009 (the “Collateral Agreement”), among REYNOLDS GROUP HOLDINGS INC., a corporation organized under the laws of the state of Delaware (“RGHI”), PACTIV LLC (f/k/a Pactiv Corporation), a limited liability company organized under the laws of the state of Delaware (“Pactiv”), REYNOLDS CONSUMER PRODUCTS HOLDINGS LLC (f/k/a Reynolds Consumer Products Holdings Inc.), a limited liability company organized under the laws of the state of Delaware (the “U.S. Term Borrower” and, together with RGHI and Pactiv, the “U.S. Term Borrowers”), CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC., a corporation organized under the laws of the state of Delaware (together with the U.S. Term Borrowers, the “Borrowers”), REYNOLDS GROUP ISSUER LLC, a limited liability company formed under the laws of the state of Delaware (the “U.S. Issuer”), REYNOLDS GROUP ISSUER INC., a corporation organized under the laws of the state of Delaware (the “U.S. Co-Issuer” and, together with the U.S. Issuer, the “Issuers”), each Subsidiary of Holdings from time to time party thereto (each such Subsidiary, the Borrowers and the Issuers are referred to collectively herein as the “Grantors”) and THE BANK OF NEW YORK MELLON, as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).
     A. Reference is made to (a) the Second Amended and Restated Credit Agreement dated as of August 9, 2011 (as amended, extended, restructured, renewed, novated, supplemented, restated, refunded, replaced or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the European Borrowers (as defined therein), Holdings, the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative

Agent”), (b) the Indenture dated as of November 5, 2009 (as amended, extended, restructured, renewed, refunded, novated, supplemented, restated, replaced or otherwise modified from time to time, the “2009 Senior Secured Note Indenture”), among the Reynolds Group Escrow LLC, Reynolds Group DL Escrow Inc. and The Bank of New York Mellon, as trustee (in such capacity, the “2009 Indenture Trustee”), principal paying agent, transfer agent and collateral agent and The Bank of New York Mellon, London Branch, as paying agent, (c) the Indenture dated as of October 15, 2010 (as amended, extended, restructured, renewed, refunded, novated, supplemented, restated, replaced or otherwise modified from time to time, the “2010 Senior Secured Note Indenture”), among RGHL US Escrow I LLC, RGHL US Escrow I Inc., RGHL Escrow Issuer (Luxembourg) I S.A., The Bank of New York Mellon, as trustee (in such capacity, the “2010 Indenture Trustee”), principal paying agent, registrar, transfer agent and collateral agent, Wilmington Trust (London) Limited, as additional collateral agent and The Bank of New York Mellon, London Branch, as paying agent, (d) the Indenture dated as of February 1, 2011 (as amended, extended, restructured, renewed, refunded, novated, supplemented, restated, replaced or otherwise modified from time to time, the “2011 Senior Secured Note Indenture”) among Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., Reynolds Group Issuer (Luxembourg) S.A., the Senior Secured Note Guarantors (as defined therein), The Bank of New York Mellon, as trustee (in such capacity, the “2011 Indenture Trustee”), principal paying agent, registrar, transfer agent and collateral agent, Wilmington Trust (London) Limited, as additional collateral agent and The Bank of New York Mellon, London Branch, as paying agent, (e) the Indenture dated as of August 9, 2011 (as amended, extended, restructured, renewed, refunded, novated, supplemented, restated, replaced or otherwise modified from time to time, the “New 2011 Senior Secured Note Indenture”) among RGHL US Escrow II LLC, RGHL US Escrow II Inc., The Bank of New York Mellon, as trustee (in such capacity, the “New 2011 Indenture Trustee”), principal paying agent, registrar, transfer agent and collateral agent, Wilmington Trust (London) Limited, as additional collateral agent and The Bank of New York Mellon, London Branch, as paying agent, and (f) the First Lien Intercreditor Agreement dated as of November 5, 2009, as amended by Amendment No. 1 and Joinder Agreement dated as of January 21, 2010 (as further amended, novated, supplemented, restated or modified from time to time, the “First Lien Intercreditor Agreement”), among the Collateral Agent, the 2009 Indenture Trustee, the 2010 Indenture Trustee, the 2011 Indenture Trustee, the New 2011 Indenture Trustee, the Administrative Agent and the Loan Parties party thereto.
     B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms pursuant to the Collateral Agreement.
     C. The Grantors have entered into the Collateral Agreement in order to induce the Secured Parties to extend credit to the Grantors pursuant to the Loan Documents.

2

     D. Section 5.16 of the Collateral Agreement provides that additional U.S. Subsidiaries of Holdings may become Grantors under the Collateral Agreement by execution and delivery of an instrument in the form of Exhibit A to the Collateral Agreement. Each of the undersigned U.S. Subsidiaries (each, a “New U.S. Subsidiary” and collectively, the “New U.S. Subsidiaries”) is executing this Supplement in accordance with the requirements of the Collateral Agreement and the other Loan Documents to become a Grantor under the Collateral Agreement in order to induce the Secured Parties to extend additional credit and as consideration for credit previously extended, in each case, under the Loan Documents.
     Accordingly, the Collateral Agent and each New U.S. Subsidiary agree as follows:
     SECTION 1. In accordance with Section 5.16 of the Collateral Agreement, each New U.S. Subsidiary by its signature below becomes a U.S. Grantor under the Collateral Agreement with the same force and effect as if originally named therein as a U.S. Grantor and such New U.S. Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a U.S. Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a U.S. Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, such New U.S. Subsidiary, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of such New U.S. Subsidiary’s right, title and interest in and to the Collateral of such New U.S. Subsidiary to the extent provided in the Collateral Agreement. Each reference to a “Grantor” and “U.S. Grantor” in the Collateral Agreement shall be deemed to include such New U.S. Subsidiary. The Collateral Agreement is hereby incorporated herein by reference.
     SECTION 2. Each New U.S. Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof.
     SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of each New U.S. Subsidiary and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission or other

3

customary means of electronic transmission shall be effective as delivery of a manually signed counterpart of this Supplement.
     SECTION 4. Each New U.S. Subsidiary hereby represents and warrants that (a) set forth on Schedules 1 through 12 attached hereto are true and correct schedules of the information, with respect to such New U.S. Subsidiary, required by the Perfection Certificate the form of which is attached as Exhibit B to the Collateral Agreement and (b) set forth in Schedule 2(a) hereto, is the true and correct legal name of such New U.S. Subsidiary, its form of organization and its jurisdiction of organization.
     SECTION 5. Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.
         SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
     SECTION 8. All communications and notices hereunder shall (except as otherwise permitted by the Collateral Agreement) be in writing and given as provided pursuant to Section 5.01 of the Collateral Agreement.
     SECTION 9. Each New U.S. Subsidiary agrees to reimburse the Collateral Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, other charges and disbursements of counsel for the Collateral Agent as provided in Section 5.06 of the Collateral Agreement, mutatis mutandis.

4

     IN WITNESS WHEREOF, the New U.S. Subsidiary and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

GRAHAM PACKAGING PX COMPANY

By	GRAHAM PACKAGING PX, LLC, its general partner

By
/s/ Helen Dorothy Golding Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING PX, LLC

By
/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GPACSUB LLC

By
/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GPC CAPITAL CORP. I

By
/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary
[Signature Page to Supplement No. 35 to Collateral Agreement]

GPC CAPITAL CORP. II

By
/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GPC OPCO GP LLC

By
/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GPC SUB GP LLC

By
/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING ACQUISITION CORP.

By
/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING COMPANY, L.P.

By
/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary
[Signature Page to Supplement No. 35 to Collateral Agreement]

GRAHAM PACKAGING GP ACQUISITION LLC

By
/s/ Helen Dorothy Golding
Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING LC, L.P.

By
/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING LP ACQUISITION LLC

By
/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING PET TECHNOLOGIES INC.

By
/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING PLASTIC PRODUCTS INC.

By
/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary
[Signature Page to Supplement No. 35 to Collateral Agreement]

GRAHAM PACKAGING PX HOLDING CORPORATION

By
/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING REGIOPLAST STS INC.

By
/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING MINSTER LLC

By
/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING HOLDINGS COMPANY

By	BCP/GRAHAM HOLDINGS L.L.C., its general partner

By
/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary
[Signature Page to Supplement No. 35 to Collateral Agreement]

GRAHAM RECYCLING COMPANY, L.P.

By	GPC SUB GP LLC, its general partner

By
/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING WEST JORDAN, LLC

By
/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary
[Signature Page to Supplement No. 35 to Collateral Agreement]

THE BANK OF NEW YORK MELLON, as Collateral Agent

By
/s/ Catherine F. Donohue

Name: Catherine F. Donohue
Title: Vice President
[Signature Page to Supplement No. 35 to Collateral Agreement]

Schedules to Supplement No. 35 to Collateral Agreement

Schedule 1 to
Supplement No. 35 to the
Collateral Agreement
Schedule 1
Names

	Other Legal Names Within the Past 5 years	Change in Identity or Corporate
Grantor’s Exact Legal Name	(including date of change)	Structure Within the Past 5 years
Graham Packaging Holdings Company	None	Graham Packaging Holdings Company merged with GPC Merger LLC, with Graham Packaging Holdings Company as the surviving entity, effective September 12, 2011
Graham Packaging Company, L.P.	None	None
GPC Capital Corp. I	None	None
GPC Sub GP LLC	None	None
Graham Recycling Company, L.P.	None	None
Graham Packaging Acquisition Corp.	None	None
Graham Packaging Minster LLC	None	None
Graham Packaging PET Technologies Inc.	None	None
Graham Packaging Plastic Products Inc.	None	None
Graham Packaging Regioplast STS Inc.	None	None
Graham Packaging West Jordan, LLC	None	None
GPACSUB LLC	None	None
Graham Packaging GP Acquisition LLC	None	Graham Packaging GP Acquisition LLC merged with Liquid Container, Inc., LPG-L Holdings, Inc. and WCK-L Holdings, Inc., with Graham Packaging GP Acquisition LLC as the surviving entity, effective 11/12/2010.
Graham Packaging LP Acquisition LLC	None	None
Graham Packaging LC, L.P.	Liquid Container L.P. (name changed to Graham Packaging LC, L.P. on 9/24/2010)	None
Graham Packaging PX Holding Corporation	Plaxicon Holding Corporation (name changed to Graham Packaging PX Holding Corporation on 9/24/2010)	None
Graham Packaging PX, LLC	Plaxicon, LLC (name changed to Graham Packaging PX, LLC on 9/24/2010)	None
Graham Packaging PX Company	Plaxicon Company (name changed to Graham Packaging PX Company on 9/24/2010)	None

Schedule 2(a) to
Supplement No. 35 to the
Collateral Agreement

	Other Legal Names Within the Past 5 years	Change in Identity or Corporate
Grantor’s Exact Legal Name	(including date of change)	Structure Within the Past 5 years
GPC Capital Corp. II	None	None
GPC Opco GP LLC	None	None

Schedule 2(a) to
Supplement No. 35 to the
Collateral Agreement
Schedule 2(a)
Jurisdictions and Locations

			Organizational
			Identification	Chief Executive Office or Registered
	Jurisdiction of	Form of	Number	Office Address
Grantor	Organization	Organization	(if any)	(including county)
Graham Packaging Holdings Company	Pennsylvania	Limited Partnership	1071490	2401 Pleasant Valley Road, York, PA 17402
Graham Packaging Company, L.P.	Delaware	Limited Partnership	2436955	2401 Pleasant Valley Road, York, PA 17402
GPC Capital Corp. I	Delaware	Corporation	2842268	2401 Pleasant Valley Road,
				York, PA 17402
GPC Sub GP LLC	Delaware	Limited Liability Company	2842274	2401 Pleasant Valley Road, York, PA 17402
Graham Recycling Company, L.P.	Pennsylvania	Limited Partnership	2554887	505 Windsor Street York, PA 17403
Graham Packaging Acquisition Corp.	Delaware	Corporation	3857978	2401 Pleasant Valley Road, York, PA 17402
Graham Packaging Minster LLC	Ohio	Limited Liability Company	1628539	PO Box 123, 255 Southgate Drive Minster, OH 45865
Graham Packaging PET Technologies Inc.	Delaware	Corporation	2011463	2401 Pleasant Valley Road, York, PA 17402
Graham Packaging Plastic Products Inc.	Delaware	Corporation	0553212	2401 Pleasant Valley Road, York, PA 17402
Graham Packaging Regioplast STS Inc.	Delaware	Corporation	2336924	2401 Pleasant Valley Road, York, PA 17402
Graham Packaging West Jordan, LLC	Utah	Limited Liability Company	5096296-0160	6165 West Dannon Way West Jordan, UT 84088
GPACSUB LLC	Delaware	Limited Liability Company	4413957	2401 Pleasant Valley Road, York, PA 17402
Graham Packaging GP Acquisition LLC	Delaware	Limited Liability Company	4866901	2401 Pleasant Valley Road, York, PA 17402
Graham Packaging LP Acquisition LLC	Delaware	Limited Liability Company	4866850	2401 Pleasant Valley Road, York, PA 17402
Graham Packaging LC, L.P.	Delaware	Limited Partnership	2245618	2401 Pleasant Valley Road, York, PA 17402
Graham Packaging PX Holding Corporation	Delaware	Corporation	0944773	2401 Pleasant Valley Road, York, PA 17402
Graham Packaging PX, LLC	California	Limited Liability Company	200636510002	2401 Pleasant Valley Road, York, PA 17402

Schedule 2(a) to
Supplement No. 35 to the
Collateral Agreement

			Organizational
			Identification	Chief Executive Office or Registered
	Jurisdiction of	Form of	Number	Office Address
Grantor	Organization	Organization	(if any)	(including county)
Graham Packaging PX Company	California	General Partnership	30.2011.060005	2401 Pleasant Valley Road, York, PA 17402

GPC Capital Corp. II	Delaware	Corporation	2842270	2401 Pleasant Valley Road, York, PA 17402

GPC Opco GP LLC	Delaware	Limited Liability Company	2842272	2401 Pleasant Valley Road, York, PA 17402

Schedule 2(b) to
Supplement No. 35 to the
Collateral Agreement
Schedule 2(b)
Location of Other Persons that Possess Collateral

Names and Addresses of Other Persons that Possess any
Grantor	Collateral (including county)
Graham Packaging Holdings Company	None
Graham Packaging Company, L.P.	None
GPC Capital Corp. I	None
GPC Sub GP LLC	None
Graham Recycling Company, L.P.	None
Graham Packaging Acquisition Corp.	None
Graham Packaging Minster LLC	None
Graham Packaging PET Technologies Inc.	None
Graham Packaging Plastic Products Inc.	None
Graham Packaging Regioplast STS Inc.	None
Graham Packaging West Jordan, LLC	None
GPACSUB LLC	None
Graham Packaging GP Acquisition LLC	None
Graham Packaging LP Acquisition LLC	None
Graham Packaging LC, L.P.	None
Graham Packaging PX Holding Corporation	None
Graham Packaging PX, LLC	None
Graham Packaging PX Company	None
GPC Capital Corp. II	None
GPC Opco GP LLC	None

Schedule 5 to
Supplement No. 35 to the
Collateral Agreement
Schedule 5
UCC Filings

Grantor	UCC Filing Office/County Recorder’s Office
Graham Packaging Holdings Company	Pennsylvania Department of State Uniform Commercial Code Section 206 North Office Building Harrisburg, PA 17120
Graham Packaging Company, L.P.	Delaware Secretary of State Division of Corporations Uniform Commercial Code Section 401 Federal Street, Suite 4 Dover, DE 19903
GPC Capital Corp. I	Delaware Secretary of State Division of Corporations Uniform Commercial Code Section 401 Federal Street, Suite 4 Dover, DE 19903
GPC Sub GP LLC	Delaware Secretary of State Division of Corporations Uniform Commercial Code Section 401 Federal Street, Suite 4 Dover, DE 19903
Graham Recycling Company, L.P.	Pennsylvania Department of State Uniform Commercial Code Section 206 North Office Building Harrisburg, PA 17120
Graham Packaging Acquisition Corp.	Delaware Secretary of State Division of Corporations Uniform Commercial Code Section 401 Federal Street, Suite 4 Dover, DE 19903
Graham Packaging Minster LLC	Ohio Secretary of State Uniform Commercial Code Division 180 East Broad Street, 16th Floor Columbus OH 43215
Graham Packaging PET Technologies Inc.	Delaware Secretary of State Division of Corporations Uniform Commercial Code Section 401 Federal Street, Suite 4 Dover, DE 19903
Graham Packaging Plastic Products Inc.	Delaware Secretary of State Division of Corporations Uniform Commercial Code Section 401 Federal Street, Suite 4 Dover, DE 19903
Graham Packaging Regioplast STS Inc.	Delaware Secretary of State Division of Corporations Uniform Commercial Code Section 401 Federal Street, Suite 4 Dover, DE 19903

Grantor	UCC Filing Office/County Recorder’s Office
Graham Packaging West Jordan, LLC	Utah Department of Commerce Division of Corporations and Commercial Code 160 East, 300 South, 2nd Floor Salt Lake City, UT 84111
GPACSUB LLC	Delaware Secretary of State Division of Corporations Uniform Commercial Code Section 401 Federal Street, Suite 4 Dover, DE 19903
Graham Packaging GP Acquisition LLC	Delaware Secretary of State Division of Corporations Uniform Commercial Code Section 401 Federal Street, Suite 4 Dover, DE 19903
Graham Packaging LP Acquisition LLC	Delaware Secretary of State Division of Corporations Uniform Commercial Code Section 401 Federal Street, Suite 4 Dover, DE 19903
Graham Packaging LC, L.P.	Delaware Secretary of State Division of Corporations Uniform Commercial Code Section 401 Federal Street, Suite 4 Dover, DE 19903
Graham Packaging PX Holding Corporation	Delaware Secretary of State Division of Corporations Uniform Commercial Code Section 401 Federal Street, Suite 4 Dover, DE 19903
Graham Packaging PX, LLC	California Secretary of State Uniform Commercial Code 1500 11th Street, Room 255 Sacramento, CA 95814
Graham Packaging PX Company	California Secretary of State Uniform Commercial Code 1500 11th Street, Room 255 Sacramento, CA 95814
GPC Capital Corp. II	Delaware Secretary of State Division of Corporations Uniform Commercial Code Section 401 Federal Street, Suite 4 Dover, DE 19903
GPC Opco GP LLC	Delaware Secretary of State Division of Corporations Uniform Commercial Code Section 401 Federal Street, Suite 4 Dover, DE 19903

S5-2

Schedule 6 to
Supplement No. 35 to the
Collateral Agreement
Schedule 6
Stock Ownership and Other Equity Interests

				Number of	Percentage
			Certificate	Equity	of	Percentage
Grantor	Issuer	Type of Interest	Number	Interests	Ownership	Pledged
Graham Packaging	GPC Capital Corp. II	Capital Stock	1	100	100%	100%
Holdings Company[1]	Graham Packaging Company, L.P.	Partnership	N/A	N/A	99%	100%
	GPC Opco GP LLC	LLC	N/A	N/A	100%	100%
Graham Packaging	GPC Capital Corp. I	Capital Stock	1	100	100%	100%
Company, L.P.	Graham Packaging U.K. Limited	Ordinary Shares	2	1	100%	65%
	Graham Plastpak Plastik Ambalaj A.S.	Ordinary Shares	N/A	878,529,221	99.978%	65%
	GPC Sub GP LLC	LLC	N/A	N/A	100%	100%
	Graham Packaging Minster LLC	LLC	N/A	N/A	100%	100%
	Graham Packaging West Jordan, LLC	LLC	N/A	N/A	80%	100%
	Graham Packaging European Services Ltd.	LLC	N/A	N/A	100%	65%
	Graham Packaging Iberica S.L.	LLC	N/A	N/A	99.99%	65%
	Graham Packaging Asia Limited	Limited Company	N/A	1,170,000	100%	65%
	Graham Packaging Latin America, LLC	LLC	N/A	N/A	99%	65%
	Graham Packaging Plastic Products de Mexico S. de R.L. de C.V.	LLC	N/A	N/A	.0057%	65%
	Servicios Graham Packaging S. de R.L. de C.V.	LLC	N/A	N/A	1.96%	65%
	Graham Packaging European Holdings (Luxembourg) S.à r.l.	LLC	N/A	N/A	100%	65%
	Graham Packaging France Partners	Partnership	N/A	N/A	99%	65%
	Graham Recycling Company, L.P.	Partnership	N/A	N/A	99%	100%
	Graham Packaging Acquisition Corp.	Ordinary Shares	1	1,000	100%	100%
	Graham Packaging Do Brasil Industria e Comercio S.A.	Ordinary Shares	N/A	1	0.000002%	65%

[1]	F/K/A Graham Packaging Company

				Number of	Percentage
			Certificate	Equity	of	Percentage
Grantor	Issuer	Type of Interest	Number	Interests	Ownership	Pledged
GPC Capital Corp. I	None	None	None	None	None	None
GPC Sub GP LLC	Societa Imballagi Plastici S.r.L.	LLC	N/A	N/A	100%	65%
	Graham Packaging Iberica S.L.	LLC	N/A	N/A	0.01%	65%
	Graham Packaging Latin America, LLC	LLC	N/A	N/A	1%	65%
	Graham Packaging West Jordan, LLC	LLC	N/A	N/A	20%	100%
	Graham Packaging France Partners	Partnership	N/A	N/A	1%	65%
	Graham Recycling Company, L.P.	Partnership	N/A	N/A	1%	100%
	Graham Packaging Do Brasil Industria e Comercio S.A.	Ordinary Shares	N/A	1	0.000002%	65%
Graham Recycling Company, L.P.	None	None	None	None	None	None
Graham Packaging Acquisition Corp.	Graham Packaging Plastic Products Inc.	Common Shares	6	3000	100%	100%
	Graham Packaging Holdings B.V.	LLC	N/A	N/A	100%	65%
	Graham Packaging Japan Godo Kaisha	LLC	N/A	N/A	100%	65%
	PT Graham Packaging Indonesia	LLC	N/A	N/A	75%	65%
Graham Packaging Minster LLC	None	None	None	None	None	None
Graham Packaging PET Technologies Inc.	Graham Packaging GP Acquisition LLC	LLC	N/A	N/A	100%	100%
	Graham Packaging Comerc USA LLC	LLC	N/A	N/A	100%	65%
	Graham Packaging Technological Specialties LLC	LLC	N/A	N/A	100%	65%
	Graham Packaging Controllers USA LLC	LLC	N/A	N/A	100%	65%
	Graham Packaging Leasing USA LLC	LLC	N/A	N/A	100%	65%
	Graham Packaging LP Acquisition LLC	LLC	N/A	N/A	100%	100%
	Graham Packaging Plastic Products de Mexico S. de R.L. de C.V.	LLC	N/A	N/A	.0308%	65%
Graham Packaging Plastic Products Inc.[2]	Graham Packaging Regioplast STS Inc.[3]	Common Shares	3	100	100%	100%

[2]	F/K/A Owens-Brockway Plastic Products Inc.

				Number of	Percentage
			Certificate	Equity	of	Percentage
Grantor	Issuer	Type of Interest	Number	Interests	Ownership	Pledged
	Graham Packaging PET Technologies Inc.	Common Shares	11	3,000	100%	100%
	Graham Packaging International Plastic Products Inc.	Common Shares	4	100	100%	65%
	GPACSUB LLC	LLC	N/A	N/A	100%	100%
	Graham Packaging Poland, L.P.	Partnership	N/A	N/A	99%	65%
Graham Packaging Regioplast STS Inc.	None	None	None	None	None	None
Graham Packaging West Jordan, LLC	None	None	None	None	None	None
GPACSUB LLC	Graham Packaging Poland, L.P.	Partnership	N/A	N/A	1%	65%
Graham Packaging GP Acquisition LLC	Graham Packaging LC, L.P.	Partnership	N/A	N/A	2.99%	100%
Graham Packaging LP Acquisition LLC	Graham Packaging LC, L.P.	Partnership	N/A	N/A	97.01%	100%
Graham Packaging LC, L.P.	Graham Packaging PX Holding Corporation	Common Shares	1	100	100%	100%
Graham Packaging PX	Graham Packaging PX, LLC	LLC	N/A	N/A	100%	100%
Holding Corporation	Graham Packaging PX Company	Partnership	N/A	N/A	80%	100%
Graham Packaging PX, LLC	Graham Packaging PX Company	Partnership	N/A	N/A	20%	100%
Graham Packaging PX Company	None	None	None	None	None	None
GPC Capital Corp. II	None	None	None	None	None	None
GPC Opco GP LLC	Graham Packaging Company, L.P.	Partnership	None	None	1%	100%

[3]	F/K/A OI Regioplast STS Inc.

Schedule 7 to
Supplement No. 35 to the
Collateral Agreement
Schedule 7
Debt Instruments
None.

Schedule 8 to
Supplement No. 35 to the
Collateral Agreement
Schedule 8
Mortgaged Property and Mortgage Filings

Exact Name of	Exact Name of
Owner	Record Owner	Property Address	Filing Office
Graham Packaging Company, L.P	Graham Packaging Company, L.P	500/505 Windsor Street, York, PA	Office of the Recorder of Deeds of York County, State of Pennsylvania
Graham Packaging Company, L.P.	Graham Packaging Company, L.P.	13300 Interstate Drive, Maryland Heights, MO	Office of the Recorder of Deeds of St. Louis County, Missouri
Graham Packaging Company, L.P.	Graham Packaging Company, L.P.	3300 W Segerstrom Avenue, Santa Ana, CA	Office of the Recorder of Orange County, California
Graham Packaging Plastic Products Inc.	Graham Packaging Plastic Products Inc.	170 Stanford Parkway, Findlay, OH	Office of the Recorder of Hancock County, State of Ohio
Graham Packaging Plastic Products Inc.	Graham Packaging Plastic Products Inc.	1111 Imco Parkway, Vandalia, IL	Office of the Fayette County Clerk/Recorder, State of Illinois
Graham Packaging Plastic Products Inc.	Graham Packaging Plastic Products Inc.	2515 Independence Road, Iowa City, IA	Office of the Recorder of Johnson County, Iowa
Graham Packaging PET Technologies Inc.	Graham Packaging PET Technologies Inc.	875 American Pacific Drive, Henderson, NV	Office of the Clark County Recorder, State of Nevada
Graham Packaging PET Technologies Inc.	Graham Packaging PET Technologies Inc.	7959 Vulcan Drive, Florence, KY	Office of the Clerk of Kenton County, Kentucky
Graham Packaging PET Technologies Inc.	Graham Packaging PET Technologies Inc.	700 Industrial Blvd, Rockwall, TX	Office of County Clerk of Rockwall County, State of Texas
Graham Packaging PET Technologies Inc.	Graham Packaging PET Technologies Inc.	513 S McClure Road, Modesto, CA	Office of the Recorder of Stanislaus County, California
Graham Packaging PET Technologies Inc.	Graham Packaging PET Technologies Inc.	725 Industrial Drive, Fremont, OH	Office of the Recorder of Sandusky County, Ohio
Graham Packaging PET Technologies Inc.	Graham Packaging PET Technologies Inc.	415 S 104th Avenue, Tolleson, AZ	Office of the Recorder of Maricopa County, Arizona

Schedule 8 to
Supplement No. 35 to the
Collateral Agreement

Exact Name of	Exact Name of
Owner	Record Owner	Property Address	Filing Office
Graham Packaging PET Technologies Inc.	Graham Packaging PET Technologies Inc.	280 Industrial Park Road, NE, Cartersville, GA	Office of the Clerk of Superior Court of Bartow County, Georgia
Graham Packaging PET Technologies Inc.	Graham Packaging PET Technologies Inc.	7 Technology Drive, Bedford, NH	Hillsborough County Registry of Deeds, State of New Hampshire

Schedule 9(a) to
Supplement No. 35 to the
Collateral Agreement
Schedule 9(a)
Intellectual Property
Copyrights and Copyright Applications
None.

Schedule 9(b)
Intellectual Property
Patents and Patent Applications
[Schedules begin on next page]

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement
1. PATENTS OWNED BY GRAHAM PACKAGING COMPANY, L.P.
U.S. Patents

Patent Number	Issue Date
5392937	02/28/95
5460287	10/24/95
5598941	02/04/97
5855299	01/05/99
6228317	05/08/01
6257433	07/10/01
6290094	09/18/01
6349839	02/26/02
6375025	04/23/02
6390316	05/21/02
6405887	06/18/02
6439413	08/27/02
6467639	10/22/02
6555033	04/29/03
6555191	04/29/03
6557714	05/06/03
6612451	09/02/03
6629834	10/07/03
6662961	12/16/03
6669461	12/30/03
6673281	01/06/04
6709261	03/23/04
6749780	06/15/04
6814923	11/09/04
6830158	12/14/04
6841117	01/11/05
6884383	04/26/05
6896147	05/24/05
6935525	08/30/05
6959829	11/01/05
6974047	12/13/05
6997336	02/14/06
7,008,215	03/07/06
7,017,763	03/28/06
7,025,219	04/11/06
7,037,101	05/02/06

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement

Patent Number	Issue Date
7,073,675	07/11/06
7,101,506	09/05/06
7,318,533	01/15/08
7,334,695	02/26/08
7,335,007	02/26/08
7,600,655	10/13/09
7,611,659	11/03/09
7,699,182	04/20/10
7,735,304	06/15/10
7,815,837	10/19/10
7,832,582	11/16/10
7,832,583	11/16/10
7,882,971	02/08/11
7,892,462	02/22/11
7,900,796	03/08/11
7,926,243	04/19/11
7,959,426	06/14/11
7,963,088	06/21/11
7,976,767	07/12/11
7,980,404	07/19/11
7,988,002	08/02/11
7,993,095	08/09/11
7000793	02/21/06
7036692	05/02/06
7140505	11/28/06
7159729	01/09/07
7198164	04/03/07
7207451	04/24/07
7225945	06/05/07
7232306	06/19/07
7252205	08/07/07
7316796	01/08/08
7316799	01/08/08
7370775	05/13/08
7374055	05/20/08

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement

Patent Number	Issue Date
7384260	06/10/08
7407376	08/05/08
7438196	10/21/08
7455914	11/25/08
7464825	12/16/08
7464826	12/16/08
7485252	02/03/09
7485253	02/03/09
7543705	06/09/09
7543713	06/09/09
7568588	08/04/09
7571827	08/11/09
7572123	08/11/09
7574846	08/18/09
7604140	10/20/09
7607375	10/27/09
7631775	12/15/09
7637733	12/29/09
7651644	01/26/10
7673764	03/09/10
7673765	03/09/10
7726106	06/01/10
7780025	08/24/10
7799264	09/21/10
7810664	10/12/10
7815064	10/19/10
7823737	11/02/10
7900425	03/08/11
7900789	03/08/11
8,012,396	09/06/11
8,017,065	09/13/11
8,020,717	09/20/11
8,021,587	09/20/11
8,075,834	12/13/11
8,109,398	02/07/12
8,115,928	02/14/12

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement

Patent Number	Issue Date
8,118,581	02/21/12
8011166	09/06/11
8047388	11/01/11
8066921	11/29/11
8075833	12/13/11
8087525	01/03/12
D0629694	12/28/10
D0637913	05/17/11
D0650677	12/20/11
D391168	02/24/98
D402563	12/15/98
D415681	10/26/99
D418752	01/11/00
D420593	02/15/00
D420919	02/22/00
D422500	04/11/00
D423349	04/25/00
D423936	05/02/00
D423939	05/02/00
D428815	08/01/00
D429166	08/08/00
D431192	09/26/00
D439166	03/20/01
D441660	05/08/01
D442091	05/15/01
D442866	05/29/01
D445036	07/17/01
D445695	07/31/01
D448674	10/02/01
D450248	11/13/01
D450595	11/20/01
D451798	12/11/01
D459986	07/09/02
D459995	07/09/02
D460914	07/30/02
D472150	03/25/03

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement

Patent Number	Issue Date
D472461	04/01/03
D474977	05/27/03
D478817	08/26/03
D480310	10/07/03
D485181	01/13/04
D486389	02/10/04
D486739	02/17/04
D487228	03/02/04
D488060	04/06/04
D494068	08/10/04
D494473	08/17/04
D496281	09/21/04
D496855	10/05/04
D496865	10/05/04
D498142	11/09/04
D507187	07/12/05
D510870	10/25/05
D513990	01/31/06
D518,727	04/11/06
D518,958	04/18/06
D521811	05/30/06
D522375	06/06/06
D523,331	06/20/06
D525527	07/25/06
D527,264	08/29/06
D527,266	08/29/06
D527,271	08/29/06
D528,424	09/19/06
D529,389	10/03/06
D530,210	10/17/06
D531913	11/14/06
D532310	11/21/06
D532311	11/21/06
D533,068	12/05/06
D533069	12/05/06
D533782	12/19/06

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement

Patent Number	Issue Date
D533786	12/19/06
D534429	01/02/07
D535886	01/30/07
D536258	02/06/07
D536619	02/13/07
D542,666	05/15/07
D543,116	05/22/07
D543863	06/05/07
D543867	06/05/07
D544360	06/12/07
D544364	06/12/07
D545198	06/26/07
D547651	07/31/07
D547659	07/31/07
D547670	07/31/07
D555500	11/20/07
D557609	12/18/07
D560,496	01/29/08
D578898	10/21/08
D581272	11/25/08
D581798	12/02/08
D582284	12/09/08
D582286	12/09/08
D586657	02/17/09
D586658	02/17/09
D598772	08/25/09
D598773	08/25/09
D598774	08/25/09
D603,267	11/03/09
D608,203	01/19/10
D610,015	02/16/10
D610,016	02/16/10
D610,017	02/16/10
D611349	03/09/10
D612,249	03/23/10
D612,250	03/23/10

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement

Patent Number	Issue Date
D612,255	03/23/10
D612,256	03/23/10
D612,257	03/23/10
D613170	04/06/10
D616,756	06/01/10
D617,203	06/08/10
D623,952	09/21/10
D623529	09/14/10
D623530	09/14/10
D623531	09/14/10
D624427	09/28/10
D625202	10/12/10
D625607	10/19/10
D626,846	11/09/10
D631,748	02/01/11
D631,753	02/01/11
D632,580	02/15/11
D632,590	02/15/11
D632,965	02/22/11
D632179	02/08/11
D632180	02/08/11
D632182	02/08/11
D632964	02/22/11
D634208	03/15/11
D634635	03/22/11
D637495	05/10/11
D638709	05/31/11
D641244	07/12/11
D642,470	08/02/11
D646966	10/18/11
D647,404	10/25/11
D647804	11/01/11
D652,305	01/17/12
D652,730	01/24/12
D652,731	01/24/12
D652,734	01/24/12

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement

Patent Number	Issue Date
D653,113	01/31/12
D653,115	01/31/12
D653,119	01/31/12
D653,543	02/07/12
D653,544	02/07/12
D653,545	02/07/12
D653,550	02/07/12
D653,955	02/14/12
D653,957	02/14/12
D653,961	02/14/12
[Remainder of this page intentionally left blank]

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement
U.S. Patent Applications

Application Number	Filing Date
10/594,845	09/28/06
11/294,373	12/06/05
11/476,001	06/28/06
11/516,336	09/06/06
11/664,265	03/30/07
11/697,218	04/05/07
11/704,318	02/09/07
11/704,368	02/09/07
11/923,074	10/24/07
12/044,082	03/07/08
12/047,695	03/13/08
12/047,700	03/13/08
12/104,893	04/17/08
12/104,895	04/17/08
12/131,297	06/02/08
12/177,248	07/22/08
12/178,186	07/23/08
12/202,676	09/03/08
12/207,696	09/10/08
12/244041	10/02/08
12/250756	10/14/08
12/250856	10/14/08
12/329,899	12/08/08
12/354,327	01/15/09
12/401,716	03/11/09
12/505,682	07/20/09
12/512,334	07/30/09
12/549,016	08/27/09
12/552,375	09/02/09
12/556,709	09/10/09
12/570,199	09/30/09
12/573,900	10/06/09
12/573,901	10/06/09
12/575,511	10/08/09
12/579,665	10/15/09
12/614,831	11/09/09

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement

Application Number	Filing Date
12/627,922	11/30/09
12/630,143	12/03/09
12/633,711	12/08/09
12/651,461	01/02/10
12/688,987	01/18/10
12/697,309	02/01/10
12/697,371	02/01/10
12/697,518	02/01/10
12/707,974	02/18/10
12/727,932	03/19/10
12/740,368	04/29/10
12/754,647	04/06/10
12/768,130	04/27/10
12/777,743	05/11/10
12/784,658	05/21/10
12/792,320	06/02/10
12/813,121	06/10/10
12/836,258	07/14/10
12/852,103	08/06/10
12/856,484	08/13/10
12/856,516	08/13/10
12/866,810	08/09/10
12/889,601	09/24/10
12/893,665	09/29/10
12/894,273	09/30/10
12/897,047	10/04/10
12/897,064	10/04/10
12/897,301	10/04/10
12/908,079	10/20/10
12/916,207	10/29/10
12/916,528	10/30/10
12/916,570	10/31/10
12/940,264	11/05/10
12/941,334	11/08/10
12/964,127	12/09/10
12/968,588	12/15/10

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement

Application Number	Filing Date
12/985,843	01/06/11
12/995,473	12/01/10
12/995,519	12/01/10
13/016,380	01/28/11
13/031,877	02/22/11
13/031,883	02/22/11
13/036,722	02/28/11
13/038,986	03/02/11
13/040,609	03/04/11
13/044,649	03/10/11
13/074,820	03/29/11
13/078,542	04/01/11
13/085,000	04/12/11
13/087,472	04/15/11
13/102,597	05/06/11
13/102,747	05/06/11
13/115,527	05/25/11
13/176,850	07/06/11
13/184,368	07/15/11
13/210,350	08/15/11
13/210,358	08/16/11
13/224,746	09/02/11
13/233,144	09/15/11
13/244,999	09/26/11
13/246,967	09/28/11
13/251,830	10/03/11
13/251,966	10/03/11
13/303,671	11/23/11
13/328,788	12/16/11
13/347,261	01/10/12
13/357,232	01/24/12
29/340,633	07/22/09
29/353,980	01/18/10
29/363,364	06/08/10
29/369,857	09/14/10
29/387,833	03/18/11

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement

Application Number	Filing Date
29/399,961	08/22/11
29/401,991	09/19/11

29/401,994	09/19/11
29/403,801	10/11/11

29/403,837	10/11/11
29/404,395	10/20/11
29/404,396	10/20/11
29/405,522	11/03/11
29/408,038	12/06/11
61/451,896	03/11/11
61/513,911	08/01/11
PCT/US2010/21747	01/22/10
[Remainder of this page intentionally left blank]

Schedule 9(b)to
Supplement No.35 to the
Collateral Agreement
Non-U.S. Patents

Country	Issue Date	Patent Number
Argentina	05/31/10	80878
Argentina	05/31/10	80879
Australia	02/24/11	2004261654
Australia	05/27/10	2005222434/AU-B2
Australia	01/06/11	2006236674
Australia	08/25/11	2006304383
Australia	12/16/10	2007204862/AU-B2
Australia	11/25/10	2007227579
Australia	12/16/10	2009202484/AU-A1
Australia	01/05/12	2010241376
Australia	09/08/11	2010246525
Belgium	06/08/11	02143546/EP-B1
Belgium	06/25/09	1372937
Belgium	03/26/08	1651554
Belgium	12/30/09	1868790
Belgium	11/23/11	2144818
Belgium	11/18/09	EP1867570
Brazil	02/15/11	DI 7002225-9
Brazil	02/15/11	DI 7002227-5
Canada	07/31/07	114624
Canada	04/22/08	115690
Canada	01/14/08	117863
Canada	11/13/08	124973
Canada	03/27/09	124974
Canada	10/28/09	126628
Canada	06/25/10	129708
Canada	01/25/10	131153
Canada	01/25/10	131154
Canada	01/25/10	131155
Canada	05/17/11	2,534,266
Canada	11/01/11	2,604,231
Canada	02/01/11	2,707,701
Canada	02/01/11	2,707,749
Canada	06/15/10	2440549
Canada	10/04/11	2508753
Canada	07/25/02	96639

Schedule 9(b)to
Supplement No.35 to the
Collateral Agreement

Country	Issue Date	Patent Number
Canada	04/10/03	98134
China	06/20/07	ZL02806501.8
China	04/27/11	ZL200580041138.5
Colombia	02/28/11	6076
Colombia	02/28/11	6078
European Community Design	09/30/10	001753963-0001
European Community Design	09/13/10	001754359-0001
European Community Design	09/13/10	001754359-0002
European Community Design	09/23/10	001758863-0001
European Community Design	02/08/11	001816513-0001
European Patent Convention	03/21/07	01409229/EP-B1
European Patent Convention	07/30/04	01651554/EP-B1
European Patent Convention	11/18/09	01867570/EP-B1
European Patent Convention	12/30/09	01868790
European Patent Convention	06/08/11	02143546/EP-B1
European Patent Convention	11/23/11	02144818/EP-B1
European Patent Convention	09/13/95	0532157
European Patent Convention	10/09/02	0885148
European Patent Convention	10/30/02	0929454
European Patent Convention	05/12/04	1025007
European Patent Convention	03/10/04	1117611
European Patent Convention	11/13/02	1140637
European Patent Convention	09/09/05	1282569
European Patent Convention	05/13/09	1372937
European Patent Convention	06/15/11	1907186
European Patent Convention	07/06/11	21155577
France	09/29/00	003034
France	09/29/00	003035
France	01/05/01	005424
France	01/05/01	005425
France	06/08/11	02143546/EP-B1
France	06/30/09	1372937
France	03/26/08	1651554
France	12/30/09	1868790
France	11/23/11	2144818
France	07/06/11	2155577

Schedule 9(b)to
Supplement No.35 to the
Collateral Agreement

Country	Issue Date	Patent Number
France	11/27/98	984157
France	11/27/98	984158
France	10/01/99	993632
France	10/01/99	993633
France	10/01/99	993634
France	03/17/00	997312
France	04/28/00	998021
France	11/18/09	EP1867570
Germany	06/15/09
Germany	06/08/11	02143546/EP-B1
Germany	03/26/08	1651554
Germany	12/30/09	1868790
Germany	06/15/11	1907186
Germany	11/23/11	2144818
Germany	07/06/11	2155577
Germany	11/18/09	602007003256.3-08
Hong Kong	07/08/11	1110567
Italy	06/08/11	02143546/EP-B1
Italy	07/24/09	1372937
Italy	12/30/09	1868790
Italy	06/15/11	1907186
Italy	11/23/11	2144818
Italy	07/06/11	2155577
Italy	11/18/09	EP1867570
Japan	05/20/11	4,743,320
Japan	08/27/10	4576382
Japan	06/24/11	4769791
Mexico	06/25/02	13874
Mexico	04/15/05	17795
Mexico	11/02/09	2009011188/MX-A
Mexico	12/14/09	2009012681/MX-A
Mexico	02/08/02	206621
Mexico	05/12/06	20739
Mexico	11/29/02	211711
Mexico	06/01/04	220714
Mexico	08/08/05	229792

Schedule 9(b)to
Supplement No.35 to the
Collateral Agreement

Country	Issue Date	Patent Number
Mexico	06/28/07	23009
Mexico	08/24/07	23471
Mexico	08/01/06	239108
Mexico	08/17/06	239581
Mexico	08/29/06	239830
Mexico	12/06/06	242486
Mexico	09/18/07	249671
Mexico	10/25/07	250814
Mexico	11/01/07	251163
Mexico	12/19/07	252873
Mexico	01/18/08	253569
Mexico	04/02/08	255935
Mexico	08/18/08	259711
Mexico	12/09/08	262952
Mexico	01/28/09	264145
Mexico	01/30/09	264333
Mexico	06/26/09	267834
Mexico	04/28/10	275528
Mexico	06/07/10	276421
Mexico	06/25/10	276913
Mexico	08/12/10	278144
Mexico	12/02/10	281652
Mexico	03/18/11	284861
Mexico	06/23/09	28527
Mexico	05/17/11	286608
Mexico	08/09/11	289159
Mexico	02/11/10	30340
Mexico	02/11/10	30341
Mexico	02/11/10	30342
Mexico	12/15/10	32577
Mexico	01/26/11	32824
Mexico	03/08/11	33120
Mexico	07/22/11	33974
Netherlands	08/11/09	1372937
Netherlands	11/23/11	2144818
Netherlands	11/18/09	EP1867570

Schedule 9(b)to
Supplement No. 35 to the
Collateral Agreement

Country	Issue Date	Patent Number
New Zealand	01/13/05	528901
New Zealand	03/12/09	545528
New Zealand	10/08/09	550336
New Zealand	12/24/09	563134
Poland	11/23/11	2144818
Portugal	07/01/09	1372937
Portugal	11/18/09	EP1867570
South Africa	10/29/08	2007/10093
South Africa	10/29/08	2007/8173
South Korea	10/20/10	10-0990176
Spain	07/08/09	1372937
Spain	07/06/11	2155577
Spain	11/18/09	EP1867570
Turkey	11/23/11	2144818
Turkey	04/15/10	TR200909449T4
United Kingdom	06/08/11	02143546/EP-B1
United Kingdom	03/29/06	1301330
United Kingdom	06/23/09	1372937
United Kingdom	03/26/08	1651554
United Kingdom	12/30/09	1868790
United Kingdom	11/23/11	2144818
United Kingdom	07/06/11	2155577
United Kingdom	11/18/09	EP1867570
Uruguay	05/02/11	2274
Uruguay	05/02/11	2275
[Remainder of this page intenionally left blank]

Schedule 9(b)to
Supplement No.35 to the
Collateral Agreement
Non-U.S. Patent Applications

Country	Filing Date	Application Number
Argentina	09/30/05	050104160
Argentina	12/20/05	050105385
Argentina	11/22/11	83199
Argentina	10/09/07	P 07 01 04444
Argentina	03/22/02	P020101058
Australia	03/29/07	2005291953
Australia	12/17/07	2006252486
Australia	03/30/08	2006299669
Australia	03/31/09	2007307905
Australia	10/14/09	2008237317/AU-A
Australia	02/23/11	2009288505
Australia	02/23/11	2009292109
Australia	05/24/11	2009324844
Australia	05/24/11	2009333640
Australia	06/18/10	2010202538
Australia	06/23/11	2010203790
Australia	10/21/10	2010235932
Australia	07/04/11	2011203263
Australia	08/02/11	2011205106
Australia	01/18/12	2012200286
Belgium	00/00/00	8102005.9
Brazil	01/24/11
Brazil	07/14/11
Brazil	11/07/11
Brazil	02/18/05	DI6500535-0
Brazil	03/30/07	PI 0515919-9
Brazil	02/28/11	PI 0917215-7
Brazil	09/19/03	PI0208258-6
Brazil	08/24/05	PI0407776-8
Brazil	10/14/05	PI0409394-1
Brazil	11/01/05	PI0409852-8
Brazil	06/22/06	PI0418016-0
Brazil	10/15/07	PI0610216-6
Brazil	06/14/07	PI0702543-2
Brazil	04/30/10	PI0817165-3
Brazil	06/08/11	PI0922331-2

Schedule 9(b)to
Supplement No. 35 to the
Collateral Agreement

Country	Filing Date	Application Number
Brazil	06/08/11	PI0922648-6
Brazil	00/00/00	PI1006670-5
Brazil	07/05/11	PI1007385-0
Canada	02/17/11
Canada	03/11/11
Canada	02/28/11
Canada	12/23/10
Canada	01/20/12
Canada	07/02/09	02674370/CA-A
Canada	11/23/09	02688221
Canada	12/07/09	02690157/CA-A
Canada	04/23/10	02703964/CA-A
Canada	09/13/10	02718405/CA-A
Canada	01/11/11	02730508/CA-A1
Canada	03/07/11	02736447/CA-A
Canada	00/00/00	02748184/CA-A
Canada	04/06/06	115330
Canada	05/12/06	115881
Canada	04/13/11	140157
Canada	04/14/11	140180
Canada	06/15/11	141050
Canada	10/21/11	142,824
Canada	11/23/05	2,527,001
Canada	03/10/06	2,538,360
Canada	09/11/06	2,559,319
Canada	06/06/07	2,591,368
Canada	12/17/07	2,612,531
Canada	07/10/08	2,636,781
Canada	10/03/08	2,640,373
Canada	09/08/08	2,645,650
Canada	09/30/10	2,716,873
Canada	03/02/11	2,735,814
Canada	06/08/11	2,746,260
Canada	10/19/11	2,755,608
Canada	10/05/05	2521617
Canada	03/30/07	2582696

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement

Country	Filing Date	Application Number
Canada	11/18/08	2653063
Canada	03/05/09	2662561
Canada	00/00/00	2666636
Canada	04/01/09	2666937
Canada	04/20/10	2703156
Canada	06/08/11	2746263
Canada	11/24/11	2757742
Chile	07/06/11	1659-2011
Chile	10/05/07	2007-2894
Chile	09/30/05	2568-2005
Chile	11/04/11	2769-2011
Chile	05/31/10	563-2010
Chile	05/31/10	564-2010
China	11/09/07	200680012360.7
China	03/15/08	200780003013.2
China	09/17/08	200780009120.6
China	04/30/10	200880114265.7
China	03/14/11	201080002595.4
Costa Rica	05/28/10	11466
Costa Rica	05/28/10	11467
European Patent Convention	09/26/05	04712814.5
European Patent Convention	10/10/06	05731418.9
European Patent Convention	06/19/08	07709729.3
European Patent Convention	09/17/08	07752979.0
European Patent Convention	05/05/09	07854047.3
European Patent Convention	00/00/00	08102005.9
European Patent Convention	12/02/09	08756398.7
European Patent Convention	04/20/10	08842761.2
European Patent Convention	04/07/10	08844287.6
European Patent Convention	05/31/11	09761137.0
European Patent Convention	05/31/11	09761138.8
European Patent Convention	03/01/11	09791671.2
European Patent Convention	03/01/11	09791672.0
European Patent Convention	00/00/00	10185697.9
European Patent Convention	10/28/11	10713096.5
European Patent Convention	06/28/11	10729403.5

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement

Country	Filing Date	Application Number
European Patent Convention	01/11/12	10737144.5
European Patent Convention	06/20/07	MX/A/2007/007495
France	00/00/00	8102005.9
Germany	00/00/00	8102005.9
Guatemala	09/30/05	PI-2005-0274
India	04/03/07	1151/KOLNP/2007
India	04/19/10	2668/DELNP/2010
India	11/19/09	6808/CHENP/2009
India	10/03/07	7556/DELNP/2007
Indonesia	03/04/11	S00201100040
Japan	04/14/08
Japan	03/30/07	2007-534810
Japan	10/15/07	2008-506738
Japan	01/21/08	2008-522954
Japan	07/11/08	2008550422
Japan	00/00/00	2009-240583
Japan	04/01/09	2009-513450
Japan	06/08/11	2011-540774
Japan	06/08/11	2011-540775
Japan	07/05/11	2011-544643
Japan	03/08/11	2012-504776
Malaysia	09/30/05	PI20054633
Mexico	00/00/00
Mexico	02/24/11	MX/a/2011/002062
Mexico	09/11/08	2008011648/MX-A
Mexico	03/05/09	2009002458/MX-A
Mexico	03/28/07	MX/a/2007/003748
Mexico	10/12/07	MX/A/2007/012717
Mexico	10/17/07	MX/A/2007/012912
Mexico	01/22/08	MX/A/2008/001014
Mexico	01/22/08	MX/A/2008/001015
Mexico	03/27/08	MX/a/2008/004191
Mexico	04/09/08	MX/a/2008/004703
Mexico	07/10/08	MX/a/2008/008932
Mexico	11/18/08	MX/a/2008/014674
Mexico	12/16/08	MX/a/2008/016132

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement

Country	Filing Date	Application Number
Mexico	04/02/09	MX/a/2009/003547
Mexico	04/16/09	MX/a/2009/004062
Mexico	04/30/09	MX/a/2009/004698
Mexico	07/02/09	MX/a/2009/007227
Mexico	10/05/09	MX/a/2009/010772
Mexico	12/04/09	MX/a/2009/013270
Mexico	12/08/09	MX/a/2009/013396
Mexico	12/10/09	MX/a/2009/013518
Mexico	04/23/10	MX/a/2010/004506
Mexico	04/29/10	Mx/a/2010/004752
Mexico	09/10/10	MX/a/2010/009973
Mexico	09/30/10	MX/A/2010/010769
Mexico	11/26/10	MX/a/2010/013021
Mexico	01/18/11	MX/a/2011/000714
Mexico	03/01/11	MX/A/2011/002300
Mexico	03/09/11	MX/A/2011/002571
Mexico	06/07/11	MX/A/2011/006020

Mexico	06/07/11	MX/A/2011/006021
Mexico	07/05/11	MX/A/2011/007233
Mexico	07/22/11	MX/A/2011/007813

Mexico	10/06/11	MX/a/2011/010 568
Mexico	10/20/11	MX/A/2011/011073

Mexico	11/04/11	MX/A/2011/011695
Mexico	01/19/12	MX/A/2012/000894
Mexico	04/08/11	MX/F/2011/001097
Mexico	04/20/11	MX/F/2011/001234
Mexico	08/05/11	MX/f/2011/002680

Mexico	10/21/11	MX/F/2011/003419

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement

Country	Filing Date	Application Number
New Zealand	12/18/06
New Zealand	06/27/08	569422
New Zealand	02/23/11	591325
New Zealand	02/24/11	591343
New Zealand	05/24/11	593038
New Zealand	05/24/11	593042
New Zealand	06/15/11	593486
New Zealand	09/30/05	NZ 535722
Peru	09/30/05	01158-2005
Poland	00/00/00
Poland	00/00/00
Taiwan	09/30/05	94134319
Taiwan	04/13/06	95113450
Thailand	09/30/05	0501004615
Thailand	10/05/07	0701005054
Thailand	04/12/06	601001715
United Kingdom	00/00/00	8102005.9
Uruguay	09/30/05	29148
Venezuela	09/30/05	01996-2005
Venezuela	09/22/97	1903-97
Venezuela	11/01/01	2290-2001
[Remainder of this page intentionally left blank]

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement
2. PATENTS OWNED BY GRAHAM PACKAGING LC, L.P.
U.S. Patents

Patent Number	Issue Date
5,753,278	05/19/98
7,431,170	10/07/08
U.S. Patent Applications

Application Number	Filing Date
12/564,845	09/22/09
12/709,302	02/19/10
13/024,497	02/10/11
13/250,189	09/30/11
[Remainder of this page intentionally left blank]

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement
3. PATENTS OWNED BY GRAHAM PACKAGING PET TECHNOLOGIES INC.
U.S. Patents

Patent Number	Issue Date
5,178,289	01/12/93
5,279,433	01/18/94
5,281,387	01/25/94
5,303,834	04/19/94
5,332,121	07/26/94
5,407,629	04/18/95
5,427,258	06/27/95
5,472,105	12/05/95
5,520,877	05/28/96
5,908,128	06/01/99
6,338,415	01/15/02
6,342,156	01/29/02
6,444,158	09/03/02
6,548,133	04/15/03
6,855,289	02/15/05
6,884,382	04/26/05
6997337	02/14/06
7,220,379	08/29/06
7,097,061	05/22/07
7,442,027	10/28/08
7033656	04/25/06
7052644	05/30/06
7138082	11/21/06
7178562	02/20/07
7178684	02/20/07
7198165	04/03/07
7258244	08/21/07
7399174	07/15/08
7445826	11/04/08
7455807	11/25/08
7481325	01/27/09
7481961	01/27/09
7491359	02/17/09
7563403	07/21/09
7604769	10/20/09
7615176	11/10/09

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement

Patent Number	Issue Date
7632089	12/15/09
8,097,662	01/17/12
8075966	12/13/11
D0605054	12/01/09
D393,802	04/08/98
D472,815	04/08/03
D480,006	09/30/03
D485,762	01/27/04
D488,385	04/13/04
D495609	09/07/04
D497,552	10/26/04
D503627	04/05/05
D505,077	05/17/05
D514938	02/14/06
D519,034	04/18/06
D526,569	08/15/06
D527,270	08/29/06
D548088	08/07/07
D591605	05/05/09
U.S. Patent Applications

Application Number	Filing Date
09/570,898	05/15/00
10/375,736	02/26/03
10/388,616	03/14/03
10/841,773	05/07/04
12/637,086	12/14/09
13/306,230	11/29/11
13/349,069	01/12/12
60/473,024	05/23/03

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement
Non-U.S. Patents

Country	Issue Date	Patent Number
Argentina	11/28/97	251297
Argentina	04/18/00	AR 001460 Bl
Argentina	08/31/99	AR 253656V1
Australia	05/28/09	2003203666
Australia	04/10/08	2004207795
Australia	12/14/09	2004242605
Australia	12/16/10	2005231755
Australia	06/09/11	2005267003
Australia	06/18/10	2008201342
Australia	09/27/01	734345
Belgium	10/12/11	1054925
Belgium	02/10/10	1673221
Brazil	10/25/05	817716
Brazil	08/24/10	P19909412-6
Canada	07/12/05	2,122,500
Canada	10/10/06	2,308,072
Canada	01/29/08	2425018
Chile	05/05/97	39248
Chile	07/18/00	40,595
Chile	07/11/96	41443
Chile	10/10/08	41.027
Chile	10/28/09	45.838
Colombia	04/30/03	27801
Colombia	04/30/04	27870
Costa Rica	06/14/02	2608
European Patent Convention	10/12/11	01054925/EP-B1
European Patent Convention	06/07/06	01352730/EP-B1
European Patent Convention	05/23/07	01597157/EP-B1
European Patent Convention	02/10/10	01673221/EP-B1
European Patent Convention	04/13/11	01689570/EP-B1
European Patent Convention	09/18/96	0633857
European Patent Convention	03/03/99	0653981
European Patent Convention	09/10/97	0653982
European Patent Convention	07/16/97	0720526
European Patent Convention	08/27/97	0731747
European Patent Convention	09/27/06	0734316B2

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement

Country	Issue Date	Patent Number
European Patent Convention	06/02/99	0784569
European Patent Convention	11/25/98	0800446
European Patent Convention	06/05/02	0817716
European Patent Convention	03/22/00	0827479
European Patent Convention	12/19/01	0837763
European Patent Convention	11/03/99	0839109
European Patent Convention	01/29/03	0846051
European Patent Convention	07/24/02	0885105
European Patent Convention	11/13/02	0921928
European Patent Convention	07/17/02	0942952
European Patent Convention	04/23/03	1009615
European Patent Convention	06/05/02	1027256
European Patent Convention	09/17/03	1179482B1
European Patent Convention	04/16/08	1771292
European Patent Convention	09/14/05	EP1147872
France	04/13/11	01689570/EP-B1
France	10/12/11	1054925
France	02/10/10	1673221
Germany	04/13/11	01689570/EP-B1
Germany	12/15/05	20 2004 011152.7
Germany	02/10/10	602004025487.8-08
Germany	10/12/11	699 43 777.6
Italy	04/13/11	01689570/EP-B1
Italy	10/12/11	1054925
Italy	04/16/08	1771292
Japan	11/20/09	4409198
Japan	02/25/11	4691092
Mexico	10/28/92	165124
Mexico	10/08/01	204588
Mexico	06/14/02	208392
Mexico	10/28/98	218778
Mexico	07/19/06	238781
Mexico	11/21/07	251678
Mexico	12/06/07	252256
Mexico	06/11/08	257852
Mexico	08/14/08	259623

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement

Country	Issue Date	Patent Number
Mexico	08/21/08	259821
Mexico	09/30/08	260902
Mexico	07/13/09	268259
Mexico	10/20/09	271054
Mexico	11/06/09	271597
Mexico	06/03/10	276348
Mexico	07/27/10	277618
Mexico	10/14/10	279938
Netherlands	04/13/11	01689570/EP-B1
New Zealand	02/10/05	522,763
New Zealand	01/13/05	525296
New Zealand	11/08/07	541895
New Zealand	10/08/09	545618
New Zealand	01/08/11	550948
New Zealand	10/08/09	552909
Peru	10/29/99	1315
Poland	04/13/11	01689570/EP-B1
Spain	04/13/11	01689570/EP-B1
United Kingdom	04/13/11	01689570/EP-B1
United Kingdom	10/12/11	1054925
United Kingdom	02/10/10	1673221
United Kingdom	11/25/09	2430912
[Remainder of this page intentionally left blank]

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement
Non-U.S. Patent Applications

Country	Filing Date	Application Number
Brazil	01/09/07	P10418917-7
Brazil	04/13/06	PI0415472-0
Brazil	01/22/07	PI0512184-1
Canada	02/23/06	2,536,743
Chile	07/11/96	1229-96
Chile	01/06/94	20-94
Colombia	11/17/06	06-116.786
Colombia	04/18/06	06.036.627
Costa Rica	04/10/03
European Patent Convention	07/22/05	04704896.2
European Patent Convention	02/09/06	05731530.1
European Patent Convention	02/13/07	05773535.9
Germany	04/11/03	03252303.7
Japan	11/18/05	2006-533155
Mexico	02/01/06	PA/a/2006/001328
New Zealand	04/19/07
New Zealand	11/24/05	543786
Philippines	04/12/06	1-2006-500757
Philippines	06/10/93	46378
Taiwan	09/30/05	94134337
Thailand	11/14/95	098111
Uruguay	03/29/96	24.197
Venezuela	04/08/03	2003-000574
Venezuela	10/04/05	2017-2005
[Remainder of this page intentionally left blank]

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement
4. PATENTS OWNED BY GRAHAM PACKAGING PLASTIC PRODUCTS INC.
U.S. Patents

Patent Number	Issue Date
5232107	08/03/93
5464107	11/07/95
5465864	11/14/95
5480028	01/02/96
5484047	01/16/96
5601891	02/11/97
5783637	07/21/98
5851479	12/22/98
5918777	07/06/99
5928581	07/27/99
5941422	08/24/99
6041975	03/23/00
6105800	08/22/00
6123231	09/26/00
6171542	01/09/01
6238201	05/29/01
6279789	08/28/01
6311878	11/06/01
6357625	03/19/02
6500380	12/31/02
6508375	01/21/03
6602459	08/05/03
6670007	12/30/03
6719173	04/13/04
6730257	05/04/04
6893602	05/17/05
6976603	12/20/05
7,001,564	02/21/06
7,833,006	11/16/10
7153127	12/26/06
7435073	10/14/08
D392568	03/24/98
D394811	06/02/98
D396810	08/11/98
D401154	11/17/98
D408742	04/27/99

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement

Patent Number	Issue Date
D409093	05/04/99
D414104	09/21/99
D417621	12/14/99
D427072	06/27/00
D427073	06/27/00
D429646	08/22/00
D429648	08/22/00
D430020	08/29/00
D430021	08/29/00
D430022	08/29/00
D443518	06/12/01
D443825	06/19/01
D444067	06/26/01
D449535	10/31/01
D451807	12/11/01
D460696	07/23/02
D475297	06/03/03
D476236	06/24/03
D479690	09/16/03
D536983	02/20/07
U.S. Patent Applications

Application Number	Filing Date
11/892,748	08/27/07
12/898,855	10/06/10

Schedule 9(b) to
Supplement No. 35 to the
Collateral Agreement
Non-U.S. Patents

Country	Issue Date	Patent Number
Australia	10/28/04	774907
Australia	11/17/05	782530
Canada	02/13/07	2230768
Canada	03/25/08	2371474
European Patent Convention	11/24/99	0677374
European Patent Convention	05/28/03	0791542
European Patent Convention	02/12/03	0862984
European Patent Convention	03/29/01	0909630
European Patent Convention	10/19/05	0972714
European Patent Convention	05/28/03	1043235
European Patent Convention	02/01/06	EP1 231 044
France	02/01/06	EP1 231 044
Liechtenstein	05/28/03	0791542
Mexico	07/31/02	209382
Mexico	04/16/03	213822
Mexico	09/15/04	222774
Mexico	04/26/06	236202
Netherlands	05/28/03	1043235
Non-U.S. Patent Applications

Country	Filing Date	Application Number
Brazil	01/26/09	PI0715545-0
European Patent Convention	01/22/09	077 969 02.0
Germany	02/08/06	602 08 936.0-08
Mexico	02/09/07	MX/a/2007/001652
Mexico	01/26/09	MX/a/2009/000971

Schedule 9(c)
Intellectual Property
Trademarks and Trademark Applications
United States Trademarks
Graham Packaging Company, L.P.

TRADEMARK	App. No.	Filing Date	Reg. No.	Reg. Date
“G” Stylized in a rectangle	73/016,114	3/18/1974	999,674	12/17/1974
BOTTLES-TO-BOTTLES RECYCLING & Design	74/051,150	4/20/1990	1,726,798	10/27/1992
“G” Stylized	74/660,362	4/12/1995	2,036,459	2/11/1997
MONOSORB	76/507,727	4/18/2003	2,936,711	3/29/2005
FLEXATUBE	76/517,080	5/27/2003	3,181,297	12/5/2006
ESCAPE	77/354,750	12/18/2007	3,632,387	6/2/2009
G-LITE	77/714,513	4/15/2009	3,708,311	11/10/2009
GRAHAM PACKAGING	77/926,666	2/3/2010	3,863,196	10/19/2010
Graham Packaging PET Technologies Inc.

TRADEMARK	App. No.	Filing Date	Reg. No.	Reg. Date
SURSHOT	78/095,955	11/30/2001	2,900,558	11/2/2004
SURSHOT	78/095,907	11/30/2001	3,024,256	12/6/2005
SUR BOND BARRIER MATERIALS & Design	76/661,891	6/19/2006	3,232,245	4/24/2007
Graham Packaging LC, L.P.

TRADEMARK	App. No.	Filing Date	Reg. No.	Reg. Date
THERMASET	77/877,670	11/20/2009	3,810,790	6/29/2010

Schedule 9(c) to
Supplement No. 35 to the
Collateral Agreement
Foreign Trademarks
Graham Packaging Company, L.P.

TRADEMARK	Country	App. No.	Filing Date	Reg. No.	Reg. Date
“G” Stylized	AR	2157254	6/17/1998	1775373	2/17/2000
“G” Stylized in a rectangle	AR	2157255	6/17/1998	2411582	11/29/2010
FLEXA TUBE	AR	2474141	11/6/2003	2028490	5/24/2005
GRAHAM	AR	2001228	9/22/1995	2169783	7/16/2007
GRAHAM	AR	2001230	9/22/1995	2183717	9/25/2007
GRAHAM	AR	2001229	9/22/1995	2183718	9/25/2007
GRAHAM	AR	2001231	9/22/1995	2183719	9/25/2007
GRAHAM PACKAGING	AR	3006106	5/31/2010	2439545	5/9/2011
FLEXA TUBE	AU	977145	11/6/2003	977145	6/7/2004
ACTIVE CAGE	AU	977146	11/6/2003	977146	6/7/2004
GRAHAM	BR	814750133	3/31/1989	814750133	9/11/1990
“G” Stylized in a rectangle	BR	814752098	4/4/1989	814752098	9/11/1990
GRAHAM	BR	819258695	6/14/1996	819258695	2/17/1999
“G” Stylized	BR	821102249	9/22/1998	821102249	9/11/2001
“G” Stylized in a rectangle	BR	821102257	9/22/1998	821102257	9/11/2001
GRAHAM PACKAGING	BR	830678379	7/7/2010	—	—
CRYSTALITE	CA	445870	10/25/1979	TMA268108	4/16/1982
CRYSTALITE & Design	CA	445871	10/25/1979	TMA268109	4/16/1982
LABEL-LITE	CA	445872	10/25/1979	TMA269018	5/14/1982
LABEL-LITE & Design	CA	445873	10/25/1979	TMA269019	5/14/1982
LABEL-LITE & Design	CA	479140	12/3/1981	TMA272377	9/3/1982
LABEL-LITE	CA	479139	12/3/1981	TMA272799	10/15/1982
FLEXA TUBE	CA	1195682	11/4/2003	TMA671838	8/31/2006
ACTIVE CAGE	CA	1195599	11/3/2003	TMA677342	11/20/2006
FLEXA TUBE	CL	630097	12/2/2003	695275	6/15/2004
FLEXA TUBE	CN	3792252	11/11/2003	3792252	2/14/2007
GE LA HAN MU	CN	7668283	9/3/2009	7668283	12/14/2010
GE LA HAN MU	CN	7668284	9/3/2009	7668284	12/28/2010
GE LAI HAN MU	CN	7668285	9/3/2009	7668285	12/14/2010
GE LAI HAN MU	CN	7668286	9/3/2009	7668286	12/28/2010
GRAHAM	CN	7668287	9/3/2009	7668287	12/14/2010

2

Schedule 9(c) to
Supplement No. 35 to the
Collateral Agreement

TRADEMARK	Country	App. No.	Filing Date	Reg. No.	Reg. Date
GRAHAM	CN	7668288	9/3/2009	7668288	12/28/2010
ACTIVE CAGE	EU	3534682	11/12/2003	3534682	5/27/2005
FLEXA TUBE	EU	3534724	11/12/2003	3534724	4/27/2005
GRAHAM PACKAGING	EU	9148768	6/2/2010	9148768	11/15/2010
GRAHAM PACKAGING	IN	1848583	8/10/2009	1848583	3/8/2011
“G” Stylized	MX	345313	8/27/1998	611616	5/28/1999
“G” Stylized in a rectangle	MX	345314	8/27/1998	611617	5/28/1999
ACTIVE CAGE	MX	628028	11/5/2003	824886	3/15/2004
FLEXA TUBE	MX	628029	11/5/2003	824887	3/15/2004
GRAHAM PACKAGING	MX	1109257	8/3/2010	1193463	12/7/2010
ACTIVE CAGE	NZ	704117	5/16/2003	704117	5/16/2003
FLEXA TUBE	PL	272315	11/6/2003	178734	8/8/2006
FLEXA TUBE	RU	2003722992	11/24/2003	277186	10/26/2004
FLEXA TUBE	TR	2003/031569	11/20/2003	2003/031569	11/20/2003
G GRAHAM (Stylized)	TR	2010/24839	4/15/2010	—	—
G GRAHAM PLASTPAK (Stylized)	TR	2010/24842	4/15/2010	—	—
G GRAHAM PACKAGING (Stylized)	TR	2010/24843	4/15/2010	—	—
GRAHAM PACKAGING	TR	2010/37196	6/7/2010	2010/37196	10/20/2011
PLASTPAK & DESIGN	TR	2002/15626	6/24/2002	2002/15626	10/23/2003
“G” Stylized in a rectangle	VE	011124	6/17/1998	P256988	11/1/2004
“G” Stylized	VE	1112398	6/17/1998	—	—

3

Schedule 10 to
Supplement No. 35 to the
Collateral Agreement
Schedule 10
Commercial Tort Claims

Grantor/Plaintiff	Defendant	Description
Graham Packaging Company, L.P.	Owens-Illinois, Inc. and OI Plastic Products FTS, Inc.	On November 3, 2006, Graham Packaging Company, L.P. (the “Company”) filed a complaint with the Supreme Court of the State of New York against Owens-Illinois, Inc. and OI Plastic Products FTS, Inc. (collectively, “OI”). The complaint alleges certain misrepresentations by OI in connection with the Company’s 2004 purchase of OI and seeks damages in excess of $30 million. On August 1, 2007, the Company amended its Complaint to include an indemnification claim against OI under Section 8.2 of the Stock Purchase Agreement for the Company’s losses (approximately $5 million) arising out of changes to the employee benefit plans at issue in the Glass Molders Potter Plastic and Allied Workers Union Arbitration. OI filed an Answer and Counterclaims on August 13, 2007. On September 20, 2007, the Court held oral argument on the Company’s Motion to Dismiss OI’s Counterclaim. On October 19, 2007, the Court issued an 8-page memorandum and order granting the Company’s Motion and dismissing OI’s counterclaims. On November 10, 2009, the Appellate Division affirmed the dismissal of OI’s counterclaim. In July of 2009, OI advised that it was contemplating moving to amend its counterclaim to add additional alleged breaches of the Settlement Agreement as well as certain claims related to the former OI patent portfolio; however, OI has not yet done so. Currently, there are no counterclaims pending against the Company. Document discovery has been completed. Depositions were completed by the end of December 2011. Expert witness reports have been submitted. No trial date has been set.

Schedule 11 to
Supplement No. 35 to the
Collateral Agreement
Schedule 11
Deposit Accounts

	Depositary Institution
Grantor	(including address)	Type of Account	Account Number
Graham Packaging Company, L.P.	Manufactures and Trades Trust (M&T Bank) 109 West Market Street York, PA 17401	Checking (Concentration Account)	33127375

Schedule 12 to
Supplement No. 35 to the
Collateral Agreement
Schedule 12
Securities Accounts

	Intermediary Institution
Grantor	(including address)	Type of Account	Account Number
Graham Packaging Company, L.P.	M&T Securities, Inc. Mail Code MD2-CS42 25 South Charles Street 12th Floor Investment Division Baltimore, MD 21201	Investment	10421